EXHIBIT 23(a)
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                          CONSENT OF INDEPENDENT ACCOUNTANTS
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          We hereby consent to the incorporation by reference in the
          Prospectus constituting part of this Registration Statement on Form S-3 of our report dated October 24, 1997 appearing on page 50 of National Fuel Gas Company's Annual Report on Form 10-K for the year ended September 30, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.



          /s/ Price Waterhouse LLP


          Buffalo, New York
          May 4, 1998